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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): June 25, 2002 (June 21, 2002)


                            ONLINE POWER SUPPLY, INC.
--------------------------------------------------------------------------------
              Exact Name of Registrant as Specified in its Charter)

           Nevada                       00-29669                 84-1176494
-----------------------------    -----------------------    --------------------
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)



          8100 South Akron, Suite 308
          Englewood, Colorado                                     80112
--------------------------------------------------------    --------------------
    (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (303) 741-5641


                                 Not Applicable
--------------------------------------------------------------------------------
               (Former Name, Former Address or Former Fiscal Year,
                          if Changed From Last Report)



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ITEM 5.   OTHER EVENTS

     Effective June 21, 2002 the company, and James F. Glaza and Jeannette Glaza and Falcon Financial Services, Inc. (together, "Glaza"), have entered into s settlement agreement to resolve their differences as reflected in the proxy statement filed with the SEC by Glaza and the preliminary proxy statement filed with the SEC by the company.

     Pursuant to the settlement agreement (filed as an exhibit to this report), the parties have agreed as summarized below. For complete details, read the text of the settlement agreement.

     1. Glaza have ceased all of their efforts to elect to the company's board of directors the four persons named in Glaza's proxy statement (the "Glaza Slate").

     2. James F. Glaza and Jeannette Glaza, on the one hand, and Glenn M. Grunewald, Gary Fairhead, Ronald Mathewson and Thomas Glaza (such four persons being the incumbent directors), and Kris M. Budinger, former chief executive officer, president and treasurer, and director, on the other hand (such five persons referred to as the "individual parties") will vote all the shares they own in favor of the election of Glenn M. Grunewald, Gary Fairhead, Edward Sidor, Kenneth A. Cassady and Gary A. Young (the "new company slate") for election as directors at the annual meetings of shareholders in 2002, 2003 and 2004. The individual parties will not encourage anyone to vote against the new company slate, or for the election of anyone else to the company's board of directors at any meeting not called by the board of directors, or encourage anyone to call for any meeting of shareholders, through the 2004 annual meeting of shareholders, so long as the company nominates the new company slate.

     3. The company, Thomas L. Glaza (an incumbent director and member of the Glaza Slate), and Glaza will submit to the Federal District Court a joint motion to dismiss the company's pending injunctive proceedings against Glaza, and others. The company has ceased all efforts to conduct discovery or otherwise collect evidence in support of the proceedings.

     4. The company immediately will file with the SEC revised proxy materials to solicit shareholder votes for the new company slate, and the company will not use its preliminary proxy statement (currently on file with the SEC) to solicit shareholder votes for the old company slate (Grunewald, Sidor, Ronald Mathewson and Fairhead).

     5. The company's incumbent board of directors has amended the bylaws to provide for five directors.


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     6.   The company will reimburse Glaza for receipted third-party expenses not to exceed $80,000 incurred through June 21, 2002 with respect to Glaza's proxy statement and Glaza's legal expenses incurred in connection with the injunction proceedings to June 21, 2002, as well as future costs incurred by Glaza to contact shareholders about the settlement.

     The company has reset the record date for the annual meeting to June 28, 2002, and the meeting date to July 31, 2002.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Settlement Agreement



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ONLINE POWER SUPPLY, INC.


Dated: June 25, 2002                         By:   /s/  Glenn M. Grunewald
                                                  ------------------------------
                                                  GLENN M. GRUNEWALD,
                                                  Chief Executive Officer




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